UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 3, 2016

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1500
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

As described below in Item 5.07 of this Current Report on Form 8-K (“Form 8-K”) on May 3, 2016 at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of DiamondRock Hospitality Company (the “Company”), the stockholders of the Company approved the Company’s 2016 Equity Incentive Plan (the “2016 Plan”).  The 2016 Plan will replace the Company’s Amended and Restated 2004 Stock Option and Incentive Plan, as last amended April 28, 2010 (the “Prior Plan”), which is scheduled to expire on April 26, 2017, before the Company’s 2017 annual meeting of stockholders. The 2016 Plan provides flexibility to the Company’s Compensation Committee to use various equity-based incentives as compensation tools to motivate the Company’s workforce as well as to make grants to its non-employee directors and consultants.

The material features of the 2016 Plan are:

•                  The maximum number of shares of common stock to be issued under the 2016 Plan is 7,000,000, less one share for every one share granted under the Prior Plan after December 31, 2015;

•                  Shares tendered or held back for taxes will be added back to the reserved pool under the 2016 Plan. Upon the exercise of a stock appreciation right, the full number of shares underlying the award that are not issued in connection with the stock settlement of the award will be added back to the reserved pool. However, shares reacquired by the Company on the open market or otherwise using cash proceeds of option exercises will not be added to the reserved pool;

•                  The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, cash-based awards and other equity-based awards is permitted;

•                  Without stockholder approval, the exercise price of stock options and stock appreciation rights will not be reduced and stock options and stock appreciation rights will not be otherwise repriced through cancellation in exchange for cash, other awards or stock options or stock appreciation rights with a lower exercise price;

•                  Any material amendment to the 2016 Plan is subject to approval by the Company’s stockholders; and

•                  The 2016 Plan will expire on May 3, 2026.

The 2016 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors on February 17, 2016. The 2016 Plan became effective upon receipt of stockholder approval on May 3, 2016 at the Annual Meeting.

All of the full or part-time officers, employees, non-employee directors, and consultants of the Company, the Company’s operating partnership and their subsidiaries as selected from time to time by the Company’s Compensation Committee are eligible to participate in the 2016 Plan.  A detailed summary of the material features of the 2016 Plan is set forth in proposal 5 to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2016.  That detailed summary of the 2016 Plan and the foregoing description are qualified in their entirety by reference to the full text of the 2016 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07 of this Form 8-K, on May 3, 2016 at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Charter”) to delete the last sentence of Article IV, Section 6.5 which will permit both the directors and stockholders to amend the Company’s bylaws (the “Charter Amendment”). On May 4, 2016, the Company filed Articles of Amendment to the Charter with the State Department of Assessments and Taxation of Maryland (the “SDAT”) to effect the Charter Amendment.

The foregoing summary of the Articles of Amendment to the Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment to the Charter, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Effective as of May 4, 2016, the Company’s Board of Directors approved an amendment and restatement of the Company’s existing bylaws in order to modify its existing bylaws to conform to the Articles of Amendment to the Charter (the “Fourth Amended and Restated Bylaws”).

The foregoing summary of the Company’s Fourth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Fourth Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

a)             The Company held its Annual Meeting on May 3, 2016.

b)             The results of the voting at the Annual Meeting were as follows:

1.              The following directors were elected to the Company’s Board of Directors (constituting the entire Board of Directors) to serve until the 2017 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes

Daniel J. Altobello	184,261,009	1,200,346	479,461	2,094,093
Mark W. Brugger	184,810,475	650,589	479,752	2,094,093
Timothy R. Chi	185,560,036	327,723	53,057	2,094,093

Maureen L. McAvey	184,232,021	1,201,622	507,173	2,094,093
William W. McCarten	184,662,630	798,952	479,234	2,094,093
Gilbert T. Ray	184,189,249	1,244,278	507,289	2,094,093
Bruce D. Wardinski	185,123,967	791,730	25,119	2,094,093

2.              The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
170,015,907	14,587,757	1,337,152	2,094,093

3.              The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2016.

For	Against	Abstain
187,202,283	794,070	38,556

4.              The Company’s stockholders approved an amendment to the Charter to permit both the directors and stockholders to amend the Company’s bylaws.

For	Against	Abstain	Broker Non-Votes
185,829,119	87,122	24,575	2,094,093

5.              The Company’s stockholders approved the 2016 Plan.

For	Against	Abstain	Broker Non-Votes
178,818,491	7,044,256	78,069	2,094,093

Item 9.01 Financial Statements and Exhibits.

d)             Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of DiamondRock Hospitality Company

3.2	Fourth Amended and Restated Bylaws of DiamondRock Hospitality Company, effective May 4, 2016

10.1

DiamondRock Hospitality Company 2016 Equity Incentive Plan (incorporated herein by reference to Appendix B to the DiamondRock Hospitality Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: May 5, 2016	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General
Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of DiamondRock Hospitality Company

3.2	Fourth Amended and Restated Bylaws of DiamondRock Hospitality Company, effective May 4, 2016

10.1

DiamondRock Hospitality Company 2016 Equity Incentive Plan (incorporated herein by reference to Appendix B to the DiamondRock Hospitality Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2016)